UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2024

Repare Therapeutics Inc.

(Exact Name of Registrant as Specified in Its Charter)

Québec	001-39335	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7171 Frederick-Banting, Building 2
Suite 270
St-Laurent, Québec, Canada	H4S 1Z9
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (857) 412-7018

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common shares, no par value	RPTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On December 12, 2024, Repare Therapeutics Inc. (the “Company”) issued a press release announcing the presentation of positive data from its MYTHIC Phase 1 gynecologic expansion clinical trial evaluating the combination of lunresertib and camonsertib (“Lunre+Camo”) at the recommended Phase 2 dose (“RP2D”) in patients with endometrial cancer and platinum-resistant ovarian cancer (“PROC”) harboring lunre-sensitizing biomarkers. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

As described in the accompanying press release, the Company will host a conference call and live audio webcast today, December 12, 2024 at 4:30 p.m., Eastern Time, to discuss the presentation of data described above.

The live audio webcast may be accessed through the “Events & Presentations” page in the “Investors and Media” section of the Company’s website at ir.reparerx.com. Alternatively, participants may dial (646) 357-8785 (U.S. and Canada) or (800) 836-8184 (international). A copy of the presentation to be used by the Company during the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

The Company’s website and any information contained on the Company’s website are not incorporated into this Current Report on Form 8-K.

Item 8.01	Other Events.

On December 12, 2024, the Company reported positive initial data from its MYTHIC Phase 1 gynecologic expansion clinical trial evaluating Lunre+Camo at the optimized RP2D in patients with endometrial cancer and PROC harboring lunre-sensitizing biomarkers.

The MYTHIC clinical trial is a first-in-human, global, open-label Phase 1 dose-escalation clinical trial to evaluate safety, pharmacokinetics, pharmacodynamics, and preliminary anti-tumor activity of Lunre+Camo in patients with advanced solid tumors. As of the data cut-off date of November 14, 2024, 51 evaluable patients were enrolled in the gynecologic cancer expansion cohort of the MYTHIC trial. The key points from the most recent data cut are summarized below.

Across all solid tumor types treated at the optimized RP2D (n=67), Lunre+Camo therapy demonstrated a favorable and differentiated tolerability profile when compared to current and emerging therapies. The most common adverse event was anemia (26.9%).

Key Findings from Endometrial Cancer Patient Cohort:

•	27 evaluable patients with endometrial cancer were evaluated in the trial. The patients in the cohort had a median age of 67 years. All patients in the cohort exhibited high-risk profiles:

•	100% of patients have undergone prior platinum therapy

•	77.8% of patients received immune checkpoint inhibitors

•	59% of patients received the combination as a fourth line of therapy or beyond

•	18.5% of patients had carcinosarcoma

•	85% of tumors had p53 mutations

•	No tumors with microsatellite instability (MSI)-high status were enrolled indicating proficient mismatch repair (pMMR) status

•	Within the Lunre BM+ subset: 56% of tumors had PPP2R1A mutations; 22% carried FBXW7 mutations; 15% had CCNE1 amplification; and 7% of tumors had multiple mutations

•	Key efficacy outcomes in evaluable patients with endometrial cancer (N=27):

•	ORR was 25.9% (confirmed ORR in 5 out of 7 patients)

•	Clinical benefit was observed in 48.1% of patients, with responses frequently occurring after 12 weeks or more

•	At the 24-week landmark analysis, nearly half of patients experienced durable clinical benefit (24-week PFS [PFS24w] = 43% [95% CI, 21-63%])

Key Findings from Platinum-Resistant Ovarian Cancer Patient Cohort:

•	24 evaluable patients with PROC were evaluated in the trial. The patients in the cohort had a median age of 63 years. All patients in the cohort exhibited high-risk profiles:

•	100% of patients were platinum-resistant or platinum ineligible

•	45.8% of patients had received prior PARP inhibitors

•	70.8% of patients had received prior bevacizumab

•	54% of patients received the combination as a fourth line of therapy or beyond

•	100% of tumors had p53 mutations

•	Within the Lunre BM+ subset: 87.5% of tumors had CCNE1 amplification; 4.2% of tumors had FBXW7 mutations; 4.2% of tumors had PPP2R1A mutations; and 4.2% of tumors had multiple mutations

•	Key efficacy outcomes in evaluable patients with PROC (N=24):

•	ORR was 37.5% (confirmed ORR in 4 out of 9 patients)

•	Clinical benefit was observed in 77.3% of patients, with responses frequently occurring after 12 weeks or more

•	PFS at the 24-week landmark analysis was (PFS 24w=45% [90% CI, 22-66%]).

The Company has consulted with both the U.S. Food and Drug Administration (“FDA”) and the European Medicines Agency, who have provided guidance into the Company’s registrational development plans for Lunre+Camo in gynecologic tumors, including assessment of the contribution of components, dose and schedule and preliminary alignment on the proposed registrational development approach. The Company plans to provide the final Phase 3 registrational trial protocols for regulatory clearance imminently, and intends to start the first Phase 3 Lunre+Camo trial in endometrial cancer in the second half of 2025. Additionally, the Company expects to initiate a small contribution of components trial in up to 40 patients with endometrial cancer in the first quarter of 2025.

Cautionary Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and securities laws in Canada. All statements in this Current Report on Form 8-K other than statements of historical facts are “forward-looking statements. These statements may be identified by words such as “aims,” “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “seeks,” “will” and variations of these words or similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain these words. Forward-looking statements in this press release include, but are not limited to, statements regarding: statements regarding the Company’s future plans for clinical development of Lunre+Camo, including the Company’s plans to begin a Phase 3 registrational trial in the second half of 2025 and a contribution of components trial in patients with endometrial cancer in the first quarter of 2025; the tolerability, efficacy and clinical progress of Lunre+Camo; the potential of Lunre+Camo as a new treatment option and standard of care for patients with endometrial and platinum-resistant ovarian cancers, if approved; camonsertib’s potential as a best-in-class small molecule inhibitor of ATR; and the Company’s interactions with the FDA and the European Medicines Agency regarding registrational development plans for Lunre+Camo. These forward-looking statements are based on the Company’s expectations and assumptions as of the date of this Current Report on Form 8-K. Each of these forward-looking statements involves risks and uncertainties that could cause the Company’s clinical development programs, future results or performance to differ materially from those expressed or implied by the forward-looking statements. Many factors may cause differences between current expectations and actual results, including: success in preclinical testing and earlier clinical trials does not ensure that later clinical trials will generate the same results or otherwise provide adequate data to demonstrate the efficacy and safety of a product candidate; the impacts of macroeconomic conditions, including the conflict in Ukraine and the conflict in the Middle East, heightened inflation and uncertain credit and financial markets on the Company’s business, clinical trials and financial position; unexpected safety or efficacy data observed during preclinical studies or clinical trials; clinical trial site activation or enrollment rates that are lower than expected; changes in expected or existing competition; changes in the regulatory environment; the uncertainties and timing of the regulatory approval process; and unexpected litigation or other disputes. Other factors that may cause the Company’s actual results to differ from those expressed or implied in the forward-looking statements in this press release are identified in the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the Securities and Exchange Commission (“SEC”) and the Québec Autorité des Marchés Financiers (“AMF”) on February 28, 2024, and its other documents subsequently filed with or furnished to the SEC and AMF including the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024 filed with the SEC on November 7, 2024. The Company expressly disclaims any obligation to update any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise, except as otherwise required by law.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated December 12, 2024

99.2	Conference Call Presentation dated December 12, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPARE THERAPEUTICS INC.

Date: December 12, 2024	By:	/s/ Lloyd M. Segal
Lloyd M. Segal
President and Chief Executive Officer